SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  February 13, 2003


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


     Delaware                          1-2257                   13-1394750
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(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


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        (Former name or former address, if changed since last report.)









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Item 5.   Other Events

        Trans-Lux Corporation successfully completed its senior debt refinancing with People's Bank and The Bank of New York on February 13, 2003. The refinancing, dated February 12, 2003 and funded on February 13, 2003, includes two term loans totaling $17 million and a revolving line of credit of up to $5 million at variable interest rates ranging from LIBOR plus 175 bps to Prime plus 25 bps and mature September 30, 2005. The entire revolving line is available as none has been drawn at this time.

        The foregoing is only a brief summary of the Commercial Loan and Security Agreement and reference is made to the entire agreement which is filed as an exhibit to this report.

Item 7.   Financial Statements and Exhibits

                (c)  Exhibits.

                       10(a) Commercial Loan and Security Agreement dated as of February 12, 2003 among Trans-Lux Corporation, People's Bank as Agent and People's Bank and
                               The Bank of New York


                       99.1    Press release dated February 18, 2003

                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANS-LUX CORPORATION



                                                    By:
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer

Date:  February 18, 2003